SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 12, 2006


                       First Cash Financial Services, Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                        0-19133                         75-2237318
                        -------                         ----------
                (Commission File Number)    (IRS Employer Identification No.)


             690 East Lamar Blvd., Suite 400, Arlington, Texas 76011
             -------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (817) 460-3947
                                 --------------
              (Registrant's telephone number, including area code)


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Item 8.01   Other Events

         First Cash Financial Services, Inc. has issued a press release announcing the opening of Auto Master dealerships in Little Rock and Oklahoma. First Cash also announced that combined store and dealership openings are expected to total 72 for 2006 and 78 to 85 for 2007. The Company's press release dated December 12, 2006 is attached hereto as
         Exhibit 99.1 and is incorporated by reference in its entirety into this
         Item 8.01.

         The information provided in this Item 8.01 shall not be deemed "filed" for purposes of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.


Item 9.01    Financial Statements and Exhibits

        Exhibit 99.1 Press Release dated December 12, 2006 announcing the opening of Auto Master dealerships in Little Rock and Oklahoma City.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 12, 2006                   FIRST CASH FINANCIAL SERVICES, INC.
                                            -----------------------------------
                                                     (Registrant)


                                            /s/ R. DOUGLAS ORR
                                            -------------------------------
                                            R. Douglas Orr
                                            Chief Accounting Officer